UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 14, 2004


                            THE SERVICEMASTER COMPANY
                            -------------------------
             (Exact Name of Registrant as Specified in Its Charter)



   Delaware                         1-14762                    36-3858106
   --------                         -------                    ----------
(State or Other Jurisdiction  (Commission File Number)       (I.R.S. Employer
   of Incorporation)                                      Identification Number)



    3250 Lacey Road, Suite 600, Downers Grove, Illinois               60515
    ---------------------------------------------------               -----
         (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (630) 663-2000
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)






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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial statements of the businesses acquired.

    Not applicable.

(b) Pro forma financial information.

    Not applicable.

(c) Exhibits:

    99.1  Press Release issued by The ServiceMaster Company on January 14, 2004.

Item 9.  Regulation FD Disclosure.

         On January 14, 2004, The ServiceMaster Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

         The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 9 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE SERVICEMASTER COMPANY


Date:  January 14, 2004                 By:  /s/  Steven C. Preston
                                             --------------------------
                                             Steven C. Preston
                                             Executive Vice President






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                                  EXHIBIT INDEX
Exhibit
Number   Description of Exhibit
------   ----------------------

99.1     Press Release issued by The ServiceMaster Company on January 14, 2004.










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